UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Date of Report (Date of earliest event reported): August 11, 2006

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

ENVIROKARE TECH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26095	88-0412549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Lexington Avenue, 14th Floor New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 634-6333

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

             On August 11, 2006, Envirokare Tech, Inc. (the "Company") closed the sale of property that it held through its wholly-owned interest in Envirokare Composites Corp. ("ECC"). The sale includes all land, buildings and lease rights for the Company property located in Mims, Florida.  The property was sold to a private interest, and the property is no longer used in the Company's business.  Net proceeds of sale to the Company, after satisfying a mortgage held on the property and additional closing costs, is in an amount of approximately $325,000.

SIGNATURE

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2006	Envirokare Tech, Inc.

/s/ George Kazantzis

George Kazantzis, President and Principal Financial Officer